UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2007

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Dollar General Corporation (the “Company”) is filing this Amendment No. 1 to the Current Report on Form 8-K dated July 6, 2007 as filed with the Securities and Exchange Commission on July 12, 2007 (the “Original 8-K”) to include certain previously omitted schedules and exhibits to the Credit Agreement that was filed as Exhibit 4.2 to the Original 8-K to the extent such schedules and exhibits were not filed as separate exhibits to the Original 8-K or elsewhere.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired.  N/A

(b)

Pro forma financial information.  N/A

(c)

Shell company transactions.  N/A

(d)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2009	DOLLAR GENERAL CORPORATION

	By:	/s/ Susan S. Lanigan
Susan S. Lanigan
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of the Company*
3.2	Amended and Restated By-laws of the Company *
4.1

Tenth Supplemental Indenture, dated July 6, 2007, among the Company, the subsidiary guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association, formerly known as First Union National Bank).*

4.2

Credit Agreement, dated as of July 6, 2007, among Dollar General Corporation, as Borrower, Citigroup North America, Inc., as Administrative Agent, and the other lending institutions form time to time party thereto.*

4.3	Schedules and Exhibits to the Credit Agreement filed as Exhibit 4.2.**
4.4	Guarantee, dated as of July 6, 2007, by certain domestic subsidiaries of Dollar General Corporation, as Guarantors.*
4.5

Security Agreement, dated as of July 6, 2007, among Dollar General Corporation and certain domestic subsidiaries of Dollar General Corporation, as Grantors, and Citigroup North America, Inc., as Collateral Agent.*

4.6

Pledge Agreement, dated as of July 6, 2007, among Dollar General Corporation and certain domestic subsidiaries of Dollar General Corporation, as Pledgors, and Citigroup North America, Inc., as Collateral Agent.*

4.7

ABL Credit Agreement, dated as of July 6, 2007, among Dollar General Corporation, as Parent Borrower, certain domestic subsidiaries of Dollar General Corporation, as Subsidiary Borrowers, The CIT Group/Business Credit, Inc., as ABL Administrative Agent, and the other lending institutions form time to time party thereto.*

4.8

ABL Security Agreement, dated as of July 6, 2007, among Dollar General Corporation and certain domestic subsidiaries of Dollar General Corporation, as Grantors, and The CIT Group/Business Credit, Inc., as ABL Collateral Agent.*

4.9	Senior Indenture, dated July 6, 2006, among Buck Acquisition Corp., Dollar General Corporation, the guarantors named therein and Well Fargo Bank, N.A., as Trustee.*
4.10	Senior Subordinated Indenture, dated July 6, 2006, among Buck Acquisition Corp., Dollar General Corporation, the guarantors named therein and Well Fargo Bank, N.A., as Trustee.*
4.11	Registration Rights Agreement, dated July 6, 2006, among Buck Acquisition Corp., Dollar General Corporation, the guarantors named therein and the initial purchasers named therein.*
4.12	Form of 10.625% Senior Notes due 2015 (included in Exhibit 4.9)*
4.13	Form of 11.875% / 12.625% Senior Subordinated Toggle Notes (included in Exhibit 4.10)*
10.1	Amended and Restated Employment Agreement, dated July 6, 2007, by and between Dollar General Corporation and David Beré.*

*

Previously filed.

**

Filed herewith.

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